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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   MAY 8, 1998
                                   -----------
                Date of report (Date of earliest event reported)

                                      VOXEL
                                      -----
             (Exact Name of Registrant as Specified in Its Charter)

                                   CALIFORNIA
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

          0-24836                                        33-0301060
          -------                                        ----------
   (Commission File Number)                 (I.R.S. Employer Identification No.)


              26081 MERIT CIRCLE, SUITE 117 LAGUNA HILLS, CA 92653
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  714-348-3200
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



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Item 5. Other Events.

On May 8, 1998, Voxel announced that a decision has been reached in the company's dispute with General Scanning, Inc. (GSI) and that the arbitrators awarded $1.9 million to GSI. Voxel and GSI entered into a contract in 1994 pursuant to which GSI was to engineer and manufacture the Voxcam(R) imager. Voxel claimed that GSI breached its obligations under the contract. A copy of Voxel's press release announcing this event is attached.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      VOXEL




Date:  May 15, 1998                   By /s/ Murray Rudin
       ------------                      ----------------------------------
                                         Murray E. Rudin
                                         Chief Financial Officer




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EXHIBIT INDEX


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Exhibit No.                  Document                                           Page
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
99.5                  Text of Voxel Press Release dated May 8, 1998             4

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